UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 27, 2016 (April 21, 2016)
____________________
ENTERPRISE BANCORP, INC.
(exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell, Massachusetts	01852
(address of principal executive offices)	(Zip Code)

(978) 459-9000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01     Other Events

On April 21, 2016, Enterprise Bancorp, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the prospectus supplement and accompanying base prospectus (the “Prospectus”) relating to the rights offering to the Company’s existing shareholders partnered with a supplemental community offering to new investors. The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-190017), which was filed with the SEC on July 18, 2013 and declared effective by the SEC on September 24, 2013 (the “Registration Statement”). The Company is filing the items included as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K, each of which relates to the rights offering, for the purpose of incorporating by reference such items as exhibits to the Registration Statement.

Item 9.01        Financial Statements and Exhibits
(d)    The following exhibits are included with this report:

Exhibit 4.2	Form of Subscription Rights Certificate

Exhibit 4.3	Form of Subscription Agent Agreement

[Remainder of Page Intentionally Blank]

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENTERPRISE BANCORP, INC.

Date: April 27, 2016	By:	/s/ James A. Marcotte
James A. Marcotte Executive Vice President, Treasurer and Chief Financial Officer